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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 4, 2003

JETBLUE AIRWAYS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of other jurisdiction of incorporation)	000-49728 (Commission File Number)	87-0617894 (I.R.S. Employer Identification No.)

118-29 Queens Boulevard, Forest Hills, New York (Address of principal executive offices)		11375 (Zip Code)

(718) 709-3026
(Registrant's telephone number, including area code)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

  (c)
  Exhibits

Exhibit Number	Description
99.1	Press Release dated December 4, 2003, titled "JetBlue Airways Reports November Traffic; Revises Fourth Quarter Earnings Guidance."

Item 9.    Regulation FD Disclosure

        On December 4, 2003, JetBlue Airways Corporation issued a press release announcing traffic statistics for November 2003 in addition to updating the Company's expected results of operations for the fourth quarter of 2003. This press release is filed herewith as Exhibit 99.1 and incorporated by reference herein.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JETBLUE AIRWAYS CORPORATION (Registrant)
Date: December 4, 2003	By:	/s/ HOLLY NELSON Vice President and Controller (principal accounting officer)

EXHIBIT INDEX

Exhibit Number	Description	Location
99.1	Press Release dated December 4, 2003, titled "JetBlue Airways Reports November Traffic; Revises Fourth Quarter Earnings Guidance."	Filed herewith

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  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
  Item 9. Regulation FD Disclosure
SIGNATURE
EXHIBIT INDEX